                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [X] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         ILLINOIS SUPERCONDUCTOR, CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 [COMPANY NAME]
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                   VOTE TODAY!

                YOU CAN SAVE US ADDITIONAL SOLICITATION EXPENSES!

                                                                    July 5, 2000
Dear Fellow Illinois Superconductor Shareholder:

Our June 30, 2000 Annual Meeting of shareholders has been adjourned to July 18 at 10 a.m. at the offices of Sonnenschein Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois.

Illinois Superconductor has agreed to acquire Spectral Solutions, Inc. for 3.5 million shares, and the closing of this merger is conditioned upon ISC's shareholders approving the pending proposal to authorize more ISC shares.

WE ARE PLEASED THAT OF THE SHAREHOLDERS WHO HAVE VOTED THUS FAR, OVER 90% HAVE VOTED IN FAVOR OF THE PROPOSALS - BUT WE STILL NEED YOUR VOTE "FOR" THE PROPOSALS.

Please don't underestimate the importance of your vote. We have over 40,000 shareholders and every vote counts - no matter what the size.

REMEMBER: FAILURE TO VOTE IS THE SAME AS A VOTE AGAINST THE PROPOSALS.

Even if you recently sold some or all of your Illinois Superconductor shares, we ask for your help in voting "FOR" these important proposals. Whether or not you currently hold the shares, only holders of record on June 6 are entitled to vote.

Quick and easy telephone and Internet voting instructions are enclosed. Please take a brief moment to vote your Illinois Superconductor shares NOW.


              [PICTURE]                              [PICTURE]


           Toll-free Voting                      www.proxyvote.com
            24 hours a day

Help us save money by voting today. Thank you in advance for voting promptly. If you have any questions, please call MacKenzie Partners, Inc at (800) 322-2885.

Sincerely,



George Calhoun
Chief Executive Officer